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                      SULLIVAN BROADCASTING COMPANY, INC.
                    (as successor to A-3 ACQUISITION, INC.)

                                  As Issuer,
                                  ---------

                           THE SUBSIDIARY GUARANTORS
                                 named herein

                                      AND

                     STATE STREET BANK AND TRUST COMPANY,

                                  as Trustee
                                  ----------

                  ----------------------------------------

                       FOURTH SUPPLEMENTAL INDENTURE

                        Dated as of January 7, 1997

                  ----------------------------------------

                       Supplemental to the Indenture
                                   among
                           A-3 Acquisition, Inc.,
                  the Subsidiary Guarantors named therein
                                    and
                    State Street Bank and Trust Company
                       dated as of December 21, 1995,
                            as Supplemented by the
                         First Supplemental Indenture
                          dated as of January 5, 1996
                       the Second Supplemental Indenture
                         dated as of February 7, 1996
                     and the Third Supplemental Indenture
                           dated as of June 30, 1996

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

                         FOURTH SUPPLEMENTAL INDENTURE

     FOURTH SUPPLEMENTAL INDENTURE, dated as of January 7, 1997, among SULLIVAN BROADCASTING COMPANY, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Trustee"), as Trustee under the Indenture, dated as of December 21, 1995, among A-3 Acquisition, Inc., the Trustee and the Subsidiary Guarantors named therein (the "Indenture"), and SULLIVAN BROADCASTING OF BUFFALO, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF CHARLESTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF DAYTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF NASHVILLE, INC., a corporation duly organized and existing under the laws of the State of Tennessee, SULLIVAN BROADCASTING OF NEVADA, INC., a corporation duly organized and existing under the laws of the State of Nevada, SULLIVAN BROADCASTING OF RICHMOND, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF ROCHESTER, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF TENNESSEE, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF UTICA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and SULLIVAN BROADCASTING LICENSE CORP., a corporation duly organized and existing under the laws of the State of Delaware (collectively, the "Subsidiary Guarantors"), each having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, except for Sullivan Broadcasting of Nevada, Inc., whose principal office is 1325 Airmotive Way, Suite 130, Reno, Nevada 89502 and CASCOM INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Tennessee ("Cascom"].

                            RECITAL OF THE TRUSTEE

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee are parties to that certain Indenture, dated as of December 21, 1995, pertaining to $125,000,000 principal amount of the Company's 10 1/4% Senior Subordinated Notes due 2005 (including the related guarantees, the "Securities"), as supplemented by the First Supplemental Indenture dated as of January 5, 1966, the Second Supplemental Indenture dated as of February 7, 1996 and the Third Supplemental Indenture dated as of June 30, 1996.

         RECITALS OF THE COMPANY, THE SUBSIDIARY GUARANTORS AND CASCOM

     WHEREAS, Cascom is a newly formed, wholly-owned subsidiary of the Company;

     WHEREAS, the Company, the Subsidiary Guarantors and Cascom desire, pursuant to Section 9.01 of the Indenture, to execute this Supplemental Indenture in order to comply with Section 4.15 of the Indenture; and

     WHEREAS, the Company, the Subsidiary Guarantors and Cascom have duly authorized the execution and delivery of this Supplemental Indenture in order for Cascom to assume all the obligations of a Subsidiary Guarantor under the Securities and the Indenture.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree for the equal and proportionate benefit of all Holders of the Securities, as follows:

     Section 1. Cascom hereby assumes all the obligations of a Subsidiary Guarantor, under the Securities and the Indenture; and Cascom may exercise every right and power of a Successor Guarantor under the Indenture with the same effect as if Cascom had been named as a Subsidiary Guarantor therein.

     Section 2. Any notice or communication by the Trustee to Cascom shall be addressed as follows:

                Cascom International, Inc.
                18 Newbury Street
                Boston, Massachusetts 02116
                Attn:  President

     Section 3. From and after the date hereof, the Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument with respect to the Securities.

     Section 4. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instruments.

                                 * * * * * * *

    IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year above written.


                              SULLIVAN BROADCASTING COMPANY, INC.
                              SULLIVAN BROADCASTING OF TENNESSEE, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF BUFFALO, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF CHARLESTON, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF DAYTON, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF NASHVILLE, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF NEVADA, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF RICHMOND, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF ROCHESTER, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF UTICA, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING OF WEST VIRGINIA, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC.,
                                 as Guarantor
                              SULLIVAN BROADCASTING LICENSE CORP.,
                                 as Guarantor


                              By: /s/
                                  ----------------------------------------
                              Title: President

                              CASCOM INTERNATIONAL, INC., as Guarantor

                              By: /s/
                                  -----------------------------------------
                              Title: Chief Executive Officer